UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2018

TMSR Holding Company Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

A101 Hanzheng Street City Industry Park, No.21 Jiefang Avenue, Qiaokou District, Wuhan, Hubei, China 430000

(Address of Principal Executive Offices) (Zip code)

+86-022-5982-4800

(Company’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 17, 2018 TMSR Holding Company Limited (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “8-K Report”) reporting the Company’s acquisition on April 11, 2018 of Wuhan HOST Coating Materials Co., Ltd. (“Wuhan HOST”). Such acquisition was through the acquisition by the Company of all of the outstanding equity interests of Wuhan HOST.

In accordance with Item 9.01(a) of Form 8-K, the 8-K Report did not include the historical financial statements of the Wuhan HOST’s business or the related unaudited pro forma condensed combined financial information of the Company (collectively, the “Financial Information”) and instead contained an undertaking to file the Financial Information with the Commission through an amendment to the 8-K Report not later than 71 days after the filing of the 8-K Report. This Amendment is being filed to satisfy the Registrant’s undertaking to file the Financial Information required by Item 9.01 of Form 8-K, and this Amendment should be read in conjunction with the 8-K Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Consolidated Financial Statements of Wuhan HOST Coating Materials Co., Ltd., Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of March 31, 2018 (Unaudited) and December 31, 2017
Consolidated Statements of Operations and Comprehensive Income (Loss) for the Three Months Ended March 31, 2018 and 2017 (Unaudited) and for the Year Ended December 31, 2017
Consolidated Statements of Changes in Shareholder’s Deficiency for the Three Months Ended March 31, 2018 (Unaudited) and for the Year Ended December 31, 2017
Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2018 and 2017 (Unaudited) and for the Year Ended December 31, 2017
Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information

Unaudited Pro Forma Combined Financial Statements:
Unaudited Pro Forma Combined Financial Information
Unaudited Pro Forma Combined Balance Sheet as of March 31, 2018
Unaudited Pro Forma Combined Statement of Operations and Comprehensive Income for the Three Months Ended March 31, 2018
Unaudited Pro Forma Combined Statement of Operations and Comprehensive Income for the Year Ended December 31, 2017

(c) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of Wuhan HOST Coating Materials Co., Ltd.. and Subsidiaries
99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMSR Holding Company Limited

Date: June 27, 2018	By:	/s/ Jiazhen Li
Jiazhen Li
Co-Chairman

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